Warrant Obligations	12 Months Ended
Dec. 31, 2022
Other Liabilities Disclosure [Abstract]
Warrant Obligations

Note 9. Warrant Obligations

On October 14, 2022, in connection with entering into the 2022 Credit Agreement, we issued our lenders warrants to purchase up to 54,607 shares of our common stock as consideration for the revolving credit facility. These warrants are exercisable until October 14, 2029 at an exercise price of A$18.62 per share.

In connection with the warrant issuance, we recognized a line of credit commitment asset of $561,719 upon execution of the warrant agreement, valued utilizing the Black-Scholes valuation model. This asset is amortized over the two year term of the credit agreement. As of December 31, 2022, the carrying value of this asset was $501,783 and recorded within other assets on the consolidated balance sheets.

The warrants are denominated in Australian dollars and therefore are not considered indexed to the Company’s stock given our functional currency is the U.S. dollar. Therefore, we have recognized the warrants as a liability on the consolidated balance sheets and revalue the warrants to their fair value as of each reporting date. We valued the warrants as of December 31, 2022 using the Black-Scholes valuation model, using a risk-free interest rate of 3.88%, expected volatility of 115%, and an expected life of 6.8 years, resulting in an estimated fair value of $9.36 per warrant. As of December 31, 2022, the weighted average exercise price for the warrants was $12.67 and their fair market value was $511,295. None of the warrants have been exercised or cancelled.

For the year ended December 31, 2022, we recognized a fair value remeasurement gain of $50,424 within other income on the consolidated statements of operations and comprehensive loss.